Exhibit 99.1

UK Consortium Completes Urban Air Mobility Concept of Operations for the Civil Aviation Authority

London, March 22, 2022 – Eve UAM, LLC (“Eve”), an Embraer S.A. (“Embraer”) company, has announced the completion of the Concept of Operations (CONOPS) for airspace integration of Urban Air Mobility (UAM) in the UK. Led by Eve, the UK Air Mobility Consortium consists of global companies with expertise that span the aviation industry, including NATS, Heathrow Airport, London City Airport, Skyports, Atech, Volocopter, and Vertical Aerospace, and developed the project in partnership with the UK Civil Aviation Authority (CAA) Innovation Hub through its Regulatory Sandbox.

The CAA’s Regulatory Sandbox offers organisations or consortia the opportunity to test and trial the viability of their innovative solutions, while also helping the regulator shape future regulations in line with their novel technologies and concepts. In January 2021, our consortium was selected by the CAA to join the Sandbox on its Future Air Mobility Challenge to develop a strategic framework that will define the low-level airspace designs, procedures, and infrastructure for safely integrating new types of UAM operations across the UK.

The first major milestone from the project was the compilation of a baseline describing key regulatory challenges which need to be addressed to enable safe, efficient, and scalable zero-emission UAM operations, resulting in the Civil Aviation Publication 2272. The consortium used this baseline to identify which areas to focus on in order to ensure the proposed concepts consider the criteria previously aligned with the regulator.

The CONOPS was developed as a London-centric case study, transporting passengers within a network of vertiports from Heathrow Airport (LHR) to London City Airport (LCY). The consortium followed a rigorous process to develop the concepts, including interactive reviews from the CAA Innovation Hub and a comprehensive range of its subject matter experts, incorporating their feedback into the final document. It also leveraged quantitative data derived from computer modelling simulations to support its proposed concepts, as well as a series of stakeholder engagement activities to better understand stakeholder concerns and needs related to UAM operations.

Frederic Laugere, UK CAA Innovation Services Lead, said: “The infrastructure required to support the future implementation of Urban Air Mobility (UAM) will be significant and a key element for the success of this new sector. The significant detail in this report and its real-world scenario means it paves the way to make UAM a reality.”

“This CONOPS focuses primarily on the solutions necessary for near-term challenges that could impact initial commercial operations. The London use case and CONOPS provide a tangible example for the CAA to better understand the aims of UAM and support the development of future regulations accordingly. Our work also indicates how thriving the market for eVTOL flights in the UK will be in the future,” said Andre Stein, co-CEO of Eve.

Image: https://embraer.bynder.com/share/EEE57995-D31B-4035-91F87D6D946A1EC9/

Follow Eve and Embraer on Twitter: @Eveairmobility @Embraer

Read the UK CONOPS by clicking here.

Visit www.ukairmobility.com to provide feedback through the Contact Us section.

Click here to read more about the Key Considerations for Airspace Integration within an Urban Air Mobility Landscape.

About Eve Air Mobility

Eve is dedicated to accelerating the Urban Air Mobility (UAM) ecosystem. Benefitting from a start-up mindset, backed by Embraer’s more than 50-year history of aerospace expertise, and with a singular focus, Eve is taking a holistic approach to progressing the UAM ecosystem, with an advanced eVTOL project, a comprehensive global services and support network and a unique air traffic management solution. For more information, please visit www.eveairmobility.com.

About Embraer

A global aerospace company headquartered in Brazil, Embraer has businesses in Commercial and Executive aviation, Defense & Security and Agricultural Aviation. The company designs, develops, manufactures and markets aircraft and systems, providing Services & Support to customers after-sales.

Since it was founded in 1969, Embraer has delivered more than 8,000 aircraft. On average, about every 10 seconds an aircraft manufactured by Embraer takes off somewhere in the world, transporting over 145 million passengers a year.

Embraer is the leading manufacturer of commercial jets up to 150 seats and the main exporter of high value-added goods in Brazil. The company maintains industrial units, offices, service and parts distribution centers, among other activities, across the Americas, Africa, Asia and Europe.

About NATS

NATS is the UK’s leading air navigation services organisation providing, under licence, en route air traffic management services over the UK and eastern North Atlantic from centres at Swanwick, Hampshire and Prestwick, Ayrshire. We are also contracted to provide air traffic control services at many of the UK’s major airports (13 civil and 7 military airfields) and operate in over 30 countries around the world.

About Heathrow Airport

Heathrow is the UK’s only hub airport and one of the world’s top international aviation hubs. The airport is Britain’s largest cargo port, helping to drive British trade growth and assisting the country in the fight against COVID-19. Heathrow’s aim is to provide passengers with the best airport service in the world, and we’re delighted to have been voted one of the world’s top ten airports in the 2021 Skytrax Awards.

About London City Airport

London City Airport is the city’s most central airport, in London’s Royal Docks, an area of rapid regeneration and investment, just five miles from the City of London and close to the dynamic and fast-growing East London. The airport is focused on its recovery and once again acting as a critical transport hub for destinations across the UK and Europe. At its core, the airport aspires to help make London better and hopes to recover to 2019 passenger numbers by the mid-part of this decade, whilst also taking forward ambitious, transformative projects across its operation. The airport is globally known for being one of the speediest, most convenient and innovative airports in the world. In 2022 it expects to offer connections to over 30 destinations.

About Skyports

Skyports is the leading enabler of advanced air mobility (AAM) and provides the critical link between the ground and the sky. The company designs, builds, and operates take-off and landing infrastructure for air taxis, and partners with world-class electric vertical take-off and landing (eVTOL) passenger and cargo vehicle manufacturers around the world to enable safe, sustainable and efficient flight operations within urban and suburban environments. Skyports also fly drones as a service, which is already proving the viability of the company’s best-in-class unmanned systems technologies within the medical, e-commerce, maritime and logistics sectors. Based in London, United Kingdom, Skyports has projects operating in multiple continents, including in Asia, Africa, Australia, Europe, Middle East and North America. Skyports investors include Deutsche Bahn Digital Ventures, Groupe ADP, Irelandia Aviation and Levitate Capital. Find out more at: www.skyports.net.

About Atech

Recognized as a Brazilian “System House”, Atech, an Embraer Group Company, has always been guided by innovation with the aim of helping to transform the nation. With unique expertise in systems engineering and situational awareness technologies and decision-making support, Atech works on the development of innovative solutions with applications in the areas of air traffic, asset management, cyber security, intelligent connections, logistics, command and control systems, instrumentation and control, embedded and simulators. More information at: www.atech.com.br.

About Volocopter

Volocopter brings urban air mobility (UAM) to megacities worldwide. We aim to improve the quality of life for people in cities by offering a fantastic new mode of transportation. For that, we create sustainable and scalable UAM ecosystems with partners in infrastructure and operations. Volocopter’s family of eVTOL aircraft will offer passengers (VoloCity and VoloConnect) and goods (VoloDrone) swift, secure, and emission-free connections to their destinations, supported by VoloIQ, the UAM ecosystem’s software platform that serves as its digital backbone for safe and efficient operations. As a pioneer in the UAM industry, Volocopter will launch commercial services within the next few years. Founded in 2011, the company employs more than 500 people in Germany and Singapore, has completed over 1,000 successful public and private test flights, and raised $579 million in equity from investors, including Geely, WP Investment, Mercedes-Benz Group, Intel Capital, and BlackRock. www.volocopter.com.

About Vertical Aerospace

Vertical Aerospace is pioneering electric aviation. The company was founded in 2016 by Stephen Fitzpatrick, an established entrepreneur best known as the founder of the Ovo Group, a leading energy and technology group and Europe’s largest independent energy retailer. Over the past five years, Vertical has focused on building the most experienced and senior team in the eVTOL industry, who have over 1,700 combined years of engineering experience, and have certified and supported over 30 different civil and military aircraft and propulsion systems. Vertical’s top-tier partner ecosystem is expected to de-risk operational execution and its path- way to certification allows for a lean cost structure and enables production at scale. Vertical has a market-leading pre-order book (by value) for a total of up to 1,350 aircraft from American Airlines, Avolon, Bristow and Iberojet, which includes conditional pre-order options from Virgin Atlantic and Marubeni, and in doing so, is creating multiple potential near term and actionable routes to market. Vertical’s ordinary shares listed on the NYSE in December 2021 under the ticker “EVTL”. Find out more: www.vertical-aerospace.com.

Important Information and Where to Find it

In connection with the proposed business combination among Zanite Acquisition Corp. (“Zanite”), Embraer, Eve and Embraer Aircraft Holding, Inc. (“EAH”), Zanite has filed with the Securities and Exchange Commission (“SEC”) a preliminary proxy statement (as amended by Amendment No. 1 to the preliminary proxy statement, filed on February 9, 2022, as further amended by Amendment No. 2 to the preliminary proxy statement, filed on March 18, 2022) relating to the business combination. When available, Zanite will mail a definitive proxy statement and other relevant documents to its stockholders. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. Zanite’s stockholders and other interested persons are advised to read the preliminary proxy statement and the amendments thereto and the definitive proxy statement, when available, and documents incorporated by reference therein filed in connection with Zanite’s solicitation of proxies for its special meeting of stockholders to be held to approve the business combination and other matters, as these materials contain or will contain important information about Zanite, Eve and the business combination. When available, the definitive proxy statement and other relevant materials for the business combination will be mailed to stockholders of Zanite as of a record date to be established for voting on the business combination. Stockholders of Zanite may obtain copies of the preliminary proxy statement, the definitive proxy statement (when available) and other documents that have been or will be filed with the SEC or that are incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Zanite Acquisition Corp. at 25101 Chagrin Boulevard Suite 350, Cleveland, Ohio 44122, Attention: Steven H. Rosen, or by calling (216) 292-0200.

Forward-Looking Statements Disclosure

This press release contains “forward-looking statements.” Forward-looking statements represent Eve’s, Embraer’s, NATS’s, Heathrow Airport’s, London City Airport’s, Skyports’, Atech’s, Volocopter’s and Vertical Aerospace’s current expectations or forecasts of future events. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “project,” or “continue,” or other similar words. These statements are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including any statement that does not directly relate to any historical or current fact. Forward-looking statements are based on current assumptions about future events that may not prove to be accurate. These statements are not guaranteed and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Many factors could cause actual results to differ materially from these forward-looking statements. As a result, these statements speak only as of the date they are made, and neither party undertakes an obligation to update or revise any forward-looking statement, except as required by law. Specific factors that could cause actual results to differ materially from these forward-looking statements include the effect of global economic conditions, the ability of the parties to negotiate and enter into a definitive agreement and realize anticipated synergies, the ability of Eve to obtain the required certifications to manufacture and sell its eVTOL aircraft, and other important factors previously disclosed in the section entitled “Risk Factors” in Zanite’s Amendment No. 2 to the preliminary proxy statement filed with the SEC on March 18, 2022 and other documents of Zanite filed, or to be filed, with the SEC, all of which are accessible on the SEC’s website at www.sec.gov.

No Offer or Solicitation

This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an applicable exemption from the registration requirements thereof.

Participants in the Solicitation

Zanite and its directors and executive officers may be deemed participants in the solicitation of proxies from Zanite’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in Zanite is contained in Zanite’s Amendment No. 2 to the preliminary proxy statement filed with the SEC on March 18, 2022 and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Zanite Acquisition Corp. at 25101 Chagrin Boulevard Suite 350, Cleveland, Ohio 44122, Attention: Steven H. Rosen, or by calling (216) 292-0200.

Eve, Embraer, EAH and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Zanite in connection with the proposed business combination.

Additional information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Zanite’s stockholders in connection with the proposed business combination, including a description of their direct and indirect interests, by security holdings or otherwise, which may be different than those of Zanite stockholders generally, may be obtained by reading Zanite’s preliminary proxy statement for the proposed business combination and, when it is filed with the SEC, the definitive proxy statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed business combination. Stockholders, potential investors and other interested persons should read the preliminary proxy statement carefully and, when it becomes available, the definitive proxy statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed business combination before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.